SECOND AMENDMENT REGARDING 2013 LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT REGARDING 2013 LOAN AND SECURITY AGREEMENT (**"Second Amendment"**) is made as of the 3rd day of April 2014 (the "**Effective Date**") by and among ADA-ES, INC., a Colorado corporation (**"Borrower"**), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (**"ADES"**), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK (**"Lender"**).

RECITALS

A. Borrower, ADES and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Agreement and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013 (as amended, supplemented, modified and restated from time to time, the **"Loan Agreement"**).

B. In accordance with the provisions of the Loan Agreement, Lender has agreed to amend, for the benefit of Borrower, certain terms and conditions contained in the Loan Agreement, as specifically provided herein.

C. ADES wishes to provide its consent to the amendments set forth herein.

D. Other than as defined in this Second Amendment, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Loan Agreement.

NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in this Second Amendment and the consent provided given by ADES herein, Lender grants the waivers and agrees to the amendments forth below:

1. Amendment to Section 6.11(a). Section 6.11(a) is amended and restated, effective as of the Effective Date, to read, in its entirety, as follows:

> Annual Financial Statements. As soon as available and in any event not later than April 30, 2014, financial statements of Borrower as of the end of such fiscal year, fairly presenting in all material respects Borrower's financial position, respectively, as of such date, which statements shall consist of a balance sheet and related statements of income, retained earnings, and cash flow covering the period of Borrower's immediately preceding fiscal year, all in such detail as Lender may reasonably request, and which financial statements shall be prepared by Borrower and shall be certified to be correct by the president or chief financial officer of Borrower in the form of **Exhibit E** attached hereto.

2. No Default. Borrower and ADES hereby certify to Lender that, after giving effect to the amendments and waiver provided herein, Borrower is in full compliance with the provisions of the Loan Agreement, and that no Event of Default will occur as a result of the effects of this Second Amendment.

3. Release of Claims. Borrower and ADES hereby release and forever discharge Lender, its affiliates, directors, officers, agents, employees, and attorneys ("**Lender Parties**") of

and from any and all liability, suits, damages, claims, counterclaims, demands, reckonings and causes of action, setoffs and defenses, whether known or unknown, whether arising in law or equity, which any of Borrower or ADES have, now have or may have in the future against Lender Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this Second Amendment or the Loan Agreement existing or accrued as of the date of this Second Amendment. This release shall survive the termination of this Second Amendment. Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreement to enter into this Second Amendment.

4. Certification. Borrower will execute and deliver to Lender a Certificate in the form of Exhibit A attached hereto.

5. Costs. Borrower will pay Lender's attorneys' fees for preparation of this Second Amendment.

6. Miscellaneous.

(a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

(b) The terms and conditions of this Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

(c) This Second Amendment may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement.

(d) Except as expressly modified by this Second Amendment, the Loan Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms.

(e) This Second Amendment and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter.

(f) This Second Amendment, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first above set forth.

ADA-ES, INC.,
a Colorado corporation

By: ____________________
Name: Mark H. McKinnies
Title: CFO

ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation

By: ____________________
Name: Mark H. McKinnies
Title: CFO

COBIZ BANK, a Colorado corporation d/b/a COLORADO BUSINESS BANK

By: ____________________
Douglas L. Pogge, Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first above set forth.

ADA-ES, INC.,
a Colorado corporation

By: ______________________
Name: Mark H. McKinnies
Title: CFO

ADVANCED EMISSIONS SOLUTIONS, INC., a
Delaware corporation

By: ______________________
Name: Mark H. McKinnies
Title: CFO

COBIZ BANK, a Colorado corporation d/b/a COLORADO
BUSINESS BANK

By: ______________________
Douglas L. Pogge, Senior Vice President

Exhibit A

Form of BORROWER CERTIFICATION
With Respect to
SECOND AMENDMENT REGARDING 2013 LOAN AND SECURITY AGREEMENT

The undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation, in conjunction with the Second Amendment Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC. ("**Borrower**"), ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank ("**Second Amendment**"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no "Principal" of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction.

For the purpose of this Certification, "**Principal**" is deemed to include: (a) each Officer of ADA-ES, INC.; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC.

The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to enter into the Second Amendment with Borrower.

Dated this ___ day of April 2014.

ADA-ES, INC., a Colorado corporation

By: ______________________________
Name: ______________________________
Title: ______________________________

BORROWER CERTIFICATION
With Respect to
SECOND AMENDMENT REGARDING 2013 LOAN AND SECURITY AGREEMENT

The undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation, in conjunction with the Second Amendment Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC. ("**Borrower**"), ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank ("**Second Amendment**"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no "Principal" of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction.

For the purpose of this Certification, "**Principal**" is deemed to include: (a) each Officer of ADA-ES, INC.; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC.

The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to enter into the Second Amendment with Borrower.

Dated this 30th day of June 2014.

ADA-ES, INC., a Colorado corporation

By: [signature]
Name: Mark H. McKinnies
Title: CFO